O-Bank Co., Ltd.

Date: 5 June 2026

To: IGC Pharma Inc

Dear Sirs,
敬啟者：

Re: General Banking Facility
事由：一般授信額度

We, **O-Bank CO., LTD.**, a banking corporation incorporated under the laws of Taiwan carrying on business at Suites 3210-14, 32/F, Tower 6, The Gateway, Harbour City, 9 Canton Road, Tsim Sha Tsui, Hong Kong. (the "**Bank**") are pleased to offer to you, IGC Pharma Inc (the "**Borrower**") the following general banking facilities subject to the terms and conditions stated below and to our Master Loan and Security Agreement (collectively called the "**Agreements**") executed and delivered by you to us. Words and expressions defined in the Agreements shall, unless otherwise provided, have the same meanings in this Facility Letter.
本行，王道商業銀行股份有限公司，是依臺灣法令設立及登記之公司，以 " O-Bank Co., Ltd. " 名稱於香港經營業務及進行交易，其地址為香港尖沙咀廣東道9號海港城港威大廈6座32樓3210-14室(下稱「本行」）謹此提供您，IGC Pharma Inc（下稱「借款人」），下列所示之一般授信額度；此一提供須遵守以下所規定之條款，並遵守經您於簽署後交給本行之本行貸款與擔保總約定書（合稱「約定書」）。 除非另有規定，約定書內所定義之單字與詞句，於本授信書中應具備相同之意義。

This Facility Letter supersedes the previous facility letter entered into between the Borrower and the Bank (if any).
本授信書取代借款人與本行間先前所簽訂之授信書（如有）。

1. Details of Facilities
1. 授信明細

Facility Amount(s) and Type(s):	The type of facilities offered to the Borrower (the "**Facilities**") are set out in Part I of Annex A hereto which shall have a maximum aggregate total facility limit of USD12,000,000.00 only or the equivalent thereof in other major currencies.
授信金額與類型:	向借款人所提供之授信額度（下稱「授信」）的類型係規定於附件A之第I部份，其總共之授信最高上限限制為美金12,000,000.00或其他主要貨幣相等值。
Term:	In accordance with the terms and conditions of the relevant Facilities as specified in Part I of Annex A hereto.
條件:	依據附件A 之第 I 部份所規定之授信的條款。
Purpose:	The Facilities is provided to the Borrower for working capital purpose. The Bank shall not be obliged to monitor or verify the application of any amount borrowed pursuant to this Facility Letter.
目的:	授信之目的，在於提供借款人作充實營運資金之用。本行並無義務追蹤或查核依據本授信書所貸與之任何資金之運用。
Interest Rate:	In accordance with the interest rate(s) applicable to the Facilities as set out in Part I of Annex A hereto.
利率:	依據附件A之第 I 部份所規定適用於授信的利率。
Interest Period:	In respect of a facility, a period selected by the Borrower and agreeable and acceptable to the Bank, particulars of which are set out in the confirmation advice to be delivered to the Borrower by the Bank from time to time.
計息期間:	就各筆授信而言，由借款人選擇且經本行同意並接受之期間，詳細資料將於本行不時送交予借款人之確認通知書內之規定。

HIBOR:	Hong Kong Interbank Offered Rate for HK Dollars as quoted by the Bank on the first day of each Interest Period, and if that rate is less than zero, HIBOR shall be deemed to be zero.
香港銀行同業拆息:	由本行於每一個計息期間第一日公佈的港元香港銀行同業拆息，且如果該利率少於零，則香港銀行同業拆息以零計。
IBOR:	HIBOR or LIBOR (in the relevant currency).
銀行同業拆息:	香港銀行同業拆息或者倫敦銀行同業拆息（按相應的幣種）。
LIBOR:	London Interbank Offered Rate for US Dollars as quoted by the Bank on the date falling two London Business Days prior to the first day of each Interest Period or such other day as the Bank determines in accordance with the market practice in the relevant interbank market, and if that rate is less than zero, LIBOR shall be deemed to be zero.
倫敦銀行同業拆息:	由本行於每一個計息期間第一日前兩個倫敦營業日之時或者本行根據相應銀行同業市場的市場慣例確定的其他日期公佈的美元倫敦銀行同業拆息，且如果該利率少於零，則倫敦銀行同業拆息以零計。
Funding Rate:	The sum of [0]% p.a. and the percentage rate per annum notified by the Bank to the Borrower being the cost to the Bank of funding that loan from whatever source(s) it may reasonably select.
資金費率:	年利率[0]%與本行通知借款人作為本行為本授信而從任何合理選擇可能資金來源籌資成本的年利率的總和。
Commission:	As per the business fees applicable to the Facilities as set out in Annex B or as agreed between the Bank and the Borrower from time to time.
手續費:	依據本授信書附件B之中適用於授信的業務費率，或本行與借款人間不時同意之費率。
Facility Fee:	As specified in Part I of Annex A hereto.
授信費:	依據附件A之第 I 部份所規定之授信的條款
Drawings under the: Facilities	The Borrower may on any business day (as defined below) during the term of this Facilities, in accordance with the terms and conditions of the relevant Facilities as specified in Part I of Annex A hereto, make drawings by issuing a drawdown notice in writing to the Bank (if applicable) in such form and substance satisfactory to the Bank for each advance of the relevant Facilities at least two (2) business days before the proposed date of the drawing or in such other manner as the Bank may from time to time determine.
授信額度之動用:	借款人於本授信額度期間內之任何營業日（依據附件A之第I部份所規定之各該授信額度之條款），均得於各該預定動用日至少二營業日之前，以形式上與實質上符合本行要求之方式，或依其他本行不時決定之方式，以書面向本行簽發動用通知（如可適用）後動用授信額度。

2. <u>Conditions Precedent</u>
2. <u>先決條件</u>

The Facilities will only be available for drawing by the Borrower after the following conditions precedents and /or documents have been satisfied and received by the Bank in form and substance satisfactory to the Bank:-
授信僅可在本行收受以下於形式或實質上都符合本行要求的先決條件及/或文件後，借款人方得動用：

(a) the enclosed duplicate of this Facility Letter with the Memorandum of Acceptance thereon duly signed by or on behalf of the Borrower;
(a) 本授信書副本連同由借款人或其代表合法簽署之對本授信書之承諾照會；

(b) the Bank's standard Master Loan and Security Agreement duly signed by or on behalf of the Borrower;
(b) 由借款人或其代表合法簽署之本行制式貸款與擔保總約定書；

(c) the Bank's standard Financial Transactions Total Agreement duly signed by or on behalf of the Borrower;
(c) 由借款人或其代表簽署之本行制式金融交易總約定書；

(d) the duly executed Security Documents (as defined in Clause 8) together with the documentation referred to therein;
(d) 合法簽署之擔保文件（如第8 條定義）連同其所涉及之文件；

(e) any such other documentation as may be reasonably required by the Bank from time to time;
(e) 本行不時提出合理要求之任何此等其他文件；

in the case that the Borrower is a company,
若借款人為公司，

(f) a certified true copy of the resolutions duly passed by the board of directors of the Borrower authorizing and approving, on behalf of the Borrower:-
(f) 由借款人之董事會合法通過之決議之經認證為真實之副本，代表借款人授權並同意：

(i) acceptance of the terms and conditions of the Facilities, the Agreements and the Security Documents;
(i) 接受授信、約定書以及擔保文件之條件；

(ii) the signing of the Memorandum of Acceptance by the Borrower and the execution and delivery of this Facility Letter, the Agreements and the Security Documents; and
(ii) 由借款人簽署之承諾照會以及本授信書、約定書與擔保文件之簽署與交付；以及

(iii) performance of obligations by the Borrower under this Facility Letter, the Agreements, the Security Documents and other related documents (as the case may be);
(iii) 借款人依據本授信書、約定書、擔保文件與其他相關文件之規定（視情況而定）履行責任；

(g) an original signature card duly signed by all authorised signatories of the Borrower for the operation of all loan account(s) with the Bank, including but not limited to request for repayment or settlement of loan, trade finance transactions, financial transactions, standby L/C and guarantees to be issued by the Bank for and on behalf of the Borrower;
(g) 為所有於本行之貸款帳戶之操作，包括但不限於貸款還款或結算之要求、貿易金融交易、融資交易、擔保信用狀以及由本行為借款人代表其簽發之保證，而由借款人之所有授權簽名者合法簽署之原始簽名卡；

(h) a certified true copy of a list of all current directors, together with the specimen signature of each director of the Borrower attending the board of directors' meeting of the Borrower duly convened and constituted approving and accepting the Facility; and
(h) 所有現任董事名單之經認證為真實之副本，連同出席借款人合法召開及組成的有關核准及接受授信的董事會會議的每一位董事的簽名式樣；以及

(i) the Borrower's Memorandum and Articles of Association (or other equivalent constitutional documents of the Borrower) and a certified true copy of the Certificate of Incorporation of the Borrower and Certificate of Change of Name of the Borrower (if any), including, if relevant, copies of amending resolutions.
(i) 借款人之組織章程（或借款人其他同等之組織文件）以及借款人的公司註冊證明書與借款人的公司更改名稱證書之經認證為真實之副本（若有），包括有關之修正決議副本。

Unless otherwise provided, all the aforesaid documents (other than originals) are required to be certified as true, complete and upto-date by the person(s) duly authorized by the board meeting of directors.
除非另有規定，所有以上文件（原本除外）均需經借款人之董事會合法授權之人認證為真實、完整且為最新版本。

3. Interest
3. 利息

Interest shall accrue from and include the date of each advance of the relevant Facilities up to and including the last day of each Interest Period at the annual rate determined by the Bank as set out in Clause 1 calculated on the basis of actual number of days elapsed in a year of 360 (in respect of US Dollars, Japanese Yen, Euro and other major currencies) or 365 (in respect of HK Dollars and Sterling) days in which the relevant Facilities is made available and shall be due and payable in full by the Borrower on the last day of each Interest Period selected by the Borrower in the relevant drawdown notice (if applicable) in the currency which such advance is denominated.
利息之累計，應自各該授信之每一筆撥款之日（包括當日）起，至每一計息期間之末日（包括當日）止，依據第1 條中本行所決定之年利率，以取得各該授信在一年360 日(有關美元, 日元, 歐元及其他主要貨幣) 或365日(有關港元及英鎊)中實際經過之日數為基礎計算而得，並且應於借款人在各該動用通知（如適用）中所選定之每一計息期間之末日到期，依該筆撥款之幣別，由借款人全額清償。

If the relevant IBOR rate ceases to be published or is in customary market usage, become unavailable, have its use restricted and/or be calculated in a different way, as a result, such IBOR rate may cease to be available or appropriate for advances under this Facility Letter. If during any period in which credit is available to the Borrower or in which there are outstanding advances, (a) such IBOR becomes unavailable or (b) the Bank determines that such IBOR is no longer appropriate for the purpose of calculating interest under this Facility Letter, the Bank may designate the Funding Rate or an alternative reference rate (with conforming changes as described below) to apply in place of such IBOR rate. In designating an alternative reference rate, the Bank will give due consideration to (x) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the relevant governmental body or (y) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to IBOR for dominated syndicated or bilateral credit facilities of such relevant currency. Such alternative reference rate will be effective after the Bank notifies the Borrower (without any further action or consent required of the Borrower). If such IBOR rate or alternative reference rate is less than 0%, the rate shall be deemed to be 0%.
若相關銀行同業拆息停止公佈或者其依市場慣例不再適用、被限制使用及/或以其他不同方式進行計算，則本授信書項下提款將停止或不再適用該銀行同業拆息。若在借款人獲授信或仍存在未完成提款的任何期間內，(a) 該銀行同業拆息不再適用或 (b) 本行決定本授信書項下計息之方式不再適用該銀行同業拆息，則本行得指定資金利率或替代參考利率（按照下列所述進行一致化調整）以替代該銀行同業拆息，在指定替代參考利率時，本行將會適當考慮：(x) 相關政府機構對於替代利率機制的選擇或推薦或 (y) 相關貨幣主導銀團或者雙邊授信所依據的任何演變中或當時通行的市場慣例，該市場慣例用於替代該銀行同業拆息的利率。該替代參考利率自本行通知借款人之時生效（無需借款人採取進一步行動或獲得借款人同意）。若該等銀行同業拆息或替代參考利率少於0%，則該利率應以0%計。

The Bank will notify the Borrower of any modifications or amendments to this Facility Letter to:
本行將會就本授信書的修改或修訂向借款人發出通知，以便：

(a) provide for the alternative reference rate to apply in place of the relevant IBOR;
(a) 提供代替銀行同業拆息的替代參考利率；

(b) align any provision of this Facility Letter or other loan document to the use of the alternative reference rate;
(b) 使本授信書或其他借款文件的條款得適用替代參考利率；

(c) enable the alternative reference rate to be used for the calculation of interest under this Facility Letter (including, without limitation, any consequential changes required to enable the alternative reference rate to be used for the purposes of this Facility Letter);
(c) 使替代參考利率在本授信書項下用於計息（包括但不限於確保替代參考利率在本授信書項下用於計息的任何後續變更）；

(d) implement market conventions applicable to the alternative reference rate;
(d) 實施適用於替代參考利率的市場慣例；

(e) provide for appropriate fallback provisions for the alternative reference rate; and
(e) 提供使用替代參考利率適當的退場條款；以及

(f) adjust the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one party to the other as a result of the application of the alternative reference rate instead of IBOR.

(f) 調整計價以在合理切實可行的範圍內減少或消除任何從一方轉讓給其他人的經濟價值轉讓，而該轉讓係將替代參考利率以代替銀行同業拆息的結果。

Such modifications and amendments will be effective after the Bank provides notice to the Borrower without any further action or consent required form the Borrower.
此等修訂及修改會在本行向借款人通知后生效，而無需借款人採取進一步行動或獲得借款人同意。

4. Overdue Payments
4. 逾期付款

If and to the extent that full payment of any amount due hereunder is not made by the Borrower on the respective due dates, then without prejudice to the Bank's other rights, interest will be charged on such overdue amount from the date of such default to the date of actual payment (both before and after judgment) calculated on the basis of a year of 360 (in respect of US Dollars, Japanese Yen, Euro and other currencies) or 365 (in respect of HK Dollars and Sterling) days and the actual number of days elapsed at the rate of eight per cent (8%) per annum above the applicable interest rate referred to in Clause 1.
如果在本授信書中所規定之任何到期金額，借款人未於各該到期日全額付款時，此等逾期金額之利息，將由此等遲延之日起，至實際支付日為止（判決前後均包括在內），以在一年360日(有關美元, 日元, 歐元及其他貨幣) 或365日(有關港元及英鎊) 中實際經過之日數為基礎計算，依據第1 條所適用之利率加計年利率8%予以計算，且此等利息之加計並不減損本行之其他權利。

5. Repayment and Prepayment
5. 還款與提前還本

(a) The Bank shall have the overriding right at any time and at its sole discretion, (including during any interest or charging period) to terminate all or any part of, or reduce or decrease, the Facilities by prior notice to the Borrower. Upon the Bank terminating all or such part of, or reducing or decreasing, the Facilities, all amounts then outstanding under such terminating, reducing or decreasing Facilities together with all accrued interest, charges, costs and expenses and any other sums owing under this Facility Letter in respect of such terminating, reducing or decreasing Facilities shall become immediately due and payable by the Borrower in accordance with the provisions of the Agreements.

(a) 本行應有絕對權利，隨時自行決定（包括於任何利息或計費期間）以事先通知借款人之方式，終止授信之全部或其任何部份，或削減或減少授信。當本行終止授信之全部或其任何部份，或削減或減少授信時，於此等終止、削減或減少授信時尚未清償之總金額，連同所有已發生之利息、費用、成本、開支以及任何其他依據本授信書而生之金額而與此等終止、削減或減少授信有關者，應立即到期而應由借款人依據約定書之規定支付。

(b) Subject to Clause 5(a) above, any prepayment of the Facilities shall be subject to the prior consent of the Bank and subject to such terms and conditions as the Bank may impose from time to time at its sole discretion.

(b) 依據上述第5(a)條，任何授信之提前還本，應遵守本行先前之同意，並遵守本行得不時按其絕對酌情權之條件為之。

6. Fees and Expenses
6. 費用與開支

(a) Whether or not the legal documentation for the Facilities is executed as contemplated, the Borrower shall pay or reimburse the Bank forthwith upon demand all costs, charges and expenses (including but not limited to legal expenses, stamp, registration or other duties and out-of-pocket expenses) incurred by the Bank in connection with the preparation and execution of this Facility Letter, the Agreements and the Security Documents and the documentation contemplated hereunder and all costs, charges and expenses (including legal expenses on a full indemnity basis) of the Bank reasonably incurred in connection with the enforcement of or preservation of any rights under this Facility Letter or otherwise in connection with the outstanding amount due in respect of the Facilities.

(a) 無論針對授信之法律文件是否如預期簽署，借款人一經接獲要求，即應立即支付或補償本行所有與本授信書、約定書及擔保文件與依本授信書預期之文件之準備與簽署有關，而由本行發生之成本、費用與開支（包括但不限於法律成本、印花、註冊費或其他規費以及價差費用），以及所有本行合理發生之成本、費用與開支（包括以完全補償本行為基礎之法律成本）而與本授信書之任何權利之執行或保全相關者，或其他與授信相關之尚未清償金額相關者。

(b) The Borrower shall, without limitation to the generality of the preceding paragraphs, pay all stamp, documentary, registration or other like duties (including any duties payable by the Bank) imposed on or in connection with this Facility Letter, the Agreements and the Security Documents and shall fully indemnify the Bank, its officers, employees or agents against any and all liabilities arising by reason of any delay or omission by the Borrower to pay such duties.

(b) 不受限於前項條文之一般原則，借款人應支付加諸於或有關於本授信書、約定書與擔保文件之所有印花、文件、註冊費或其他類似之規費（包括任何本應由本行支付之徵費），並應完全彌償本行及其高級職員、雇員或代理人任何一切因借款人有任何遲延或漏未支付此等規費所產生之責任。

7. Payments

7. 付款

All payments due by the Borrower to the Bank under this Facility Letter shall be made in full and immediately available funds to the Bank on the respective due dates in accordance with the provisions of the Agreements.
借款人依據本授信書對本行之所有到期付款，應於各該到期日依據約定書之規定，全額以立即可使用之資金向本行支付。

8. Security

8. 擔保

As security for all amounts due and owing from the Borrower to the Bank, whether in respect of the Facilities or otherwise, the Bank requires the documents as set out in Part II of Annex A hereto to be delivered by the Borrower (in such form and substance satisfactory to the Bank).
無論是為授信或其他融資，本行要求借款人向本行發出如附件A中第II部份所示之文件（以形式上與實質上符合本行要求方式為之），作為對於所有到期而由借款人積欠本行之金額之擔保。

The documents referred to in this Clause 8 are collectively referred to as the "**Security Documents**".
本第8條所指之文件，以下合稱為「擔保文件」。

The Bank is entitled to request from the Borrower from time to time additional Security Documents for the Facilities.
本行有權隨時要求借款人就授信提出額外之擔保文件。

9. Review and Renewal

9. 審閱與更新

The Facilities are subject to review by the Bank from time to time as the Bank may think fit. The Bank may at its sole discretion renew or extend the tenor of Facilities on the same terms and conditions upon or prior to review or otherwise provided that a renewal or extension fee of such amount as the Bank may conclusively determine will be charged on the renewal or extension date. The Bank will not issue any written notification to the Borrower for such renewal or extension unless there are any changes in the terms and conditions in respect of the Facilities.
授信應遵守本行認為適當而不時所進行之審查結果行之。本行得於審查時或審查前，按其絕對酌情權決定是否以同一之條件，更新或展延授信之約定內容，或是另行規定本行所得自行決定之，將於更新或展延日收取此等金額之更新或展延費用。除非就關於授信之條件有任何變更，否則針對此等更新或展延，本行將不會向借款人簽發任何書面通知。

10. Representations, Warranties and Undertakings
10. 聲明、保證與承諾

The Borrower hereby represents and warrants with the Bank that there is and will be no material adverse change in its financial condition and further undertakes to the Bank that it will immediately inform the Bank thereof if it occurs.
借款人謹向本行聲明並保證，借款人之財務狀況在現在及未來均不會發生實際上負面之改變，並進一步向本行承諾其將於此等情況發生時，立刻通知本行。

11. Miscellaneous
11. 其他約定

(a) The Bank shall be entitled to exercise, at any time and without notice, its rights to set-off and lien in or towards satisfaction of its indebtedness or liabilities (whether present or future, actual or contingent, primary or collateral, several or joint) to the Bank in respect of the Facilities whenever due or by reason of acceleration of payment provided therein.
(a) 無論何時且在無須通知之情形下，就有關於到期之授信，或因授信中規定之付款加速提前，本行應有權主張抵銷與留置權，以滿足其對本行之債務或責任（無論其係現在或未來、實際的還是或有的、主要或附屬、個別或連帶）。

(b) The Borrower may not assign or transfer any of its rights or obligations hereunder. The Bank may at any time upon written notice to the Borrower, assign all or any part of its rights or obligations under this Facility Letter to any third party.
(b) 借款人不得將其本授信書中之任何權利或債務轉讓或移轉。本行得隨時以書面通知借款人，將其本授信書之權利或義務之全部或任何一部轉讓與任何第三人。

(c) (i) The Bank may disclose to any person who proposes to enter into contractual relations with the Bank in relation to this Facility Letter such information about the Borrower as the Bank may consider appropriate.
(i) 若本行認為適當，本行得對任何擬與本行簽署與本授信書有關之契約之人，披露此等有關於借款人之資訊。

(ii) The parties hereto agree that the Bank shall be entitled to disclose from time to time information relating to the Facilities to the relevant governmental authority or regulatory body.
(ii) 本授信書之當事人同意，本行應有權隨時向主管政府機關或管理單位披露與授信有關之資訊。

(iii) The Borrower hereby agrees, acknowledges and consents to post information (in particular, financial history, record, credit standing and creditworthiness) of the Borrower on the database of the Commercial Credit Reference Agency for access and collection by and sharing amongst members of The Hong Kong Association of Banks by signing on the standard form consent letter prescribed by the Commercial Credit Reference Agency.
(iii) 借款人謹此以簽署商業信貸資料庫制式同意書之方式，同意、確認並允許將借款人之資訊(特別是財務沿革、紀錄、信用評比與信用狀況）登錄於商業信貸資料庫，以供香港銀行公會之會員查閱與使用。

(iv) The Borrower acknowledges and agrees that all personal data relating to the Borrower and other information relating to the Facilities may be used, disclosed and transferred by the Bank for such purposes and to such persons in accordance with its policies or use and disclosure of personal data as set out in statements, circulars, notices, or items and conditions made available by the Bank to customers from time to time.
(iv) 借款人確認並允許與借款人相關之所有個人資料，以及其他與授信相關之資訊，得由本行使用、披露與傳輸，其目的及對象則需依據本行政策，或依據規定於本行不時向客戶提供之聲明、公告，或是規定或條件中之使用與披露。

(v) The Borrower hereby agrees and consents the Bank, any of the Bank's other branches and the Bank's Head Office in Taiwan (collectively the "O-Bank Group") to share the Borrower's information and data (whether transactional, personal, credit or otherwise) (the "Information") in relation to any transactions of derivatives and/or structured products (the "Transaction") the Bank undertakes for or with the Borrower without prior notice to the Borrower. Further, the Borrower authorizes the O-Bank Group to disclose or divulge to domestic and overseas competent authorities and/or regulators and/or credit reference agency to report the Information and the particulars of the Facilities extended to the Borrower with respect to the Transaction (the "Facilities Particulars") without prior notice to the Borrower for the purpose of compliance with all applicable laws, rules and regulations within or outside Hong Kong. In particular, without limitation, the O-Bank Group is authorized to disclose or divulge the Information and the Facilities Particulars to competent authorities and/or regulators and/or credit reference agency in Taiwan without prior notice to the Borrower in order to comply with all legal, regulatory or other requirements. The Borrower hereby acknowledges and consents that the competent authorities and/or regulators and/or credit reference agency shall have rights to process, transfer or otherwise deal with the Information and the Facilities Particulars so disclosed in accordance with all applicable laws, rules and regulations; and that the O-Bank Group is authorized to collect, process and share with the competent authorities and/or regulators and/or credit reference agency in Taiwan the Information in relation to the Transaction the other Taiwan financial institutions (including their offshore banking units and overseas branches) undertake for or with the Borrower for the purpose of compliance with all applicable laws, rules and regulations within or outside Hong Kong and/or providing relevant service to the Borrower .

(v) 借款人謹此同意及確認，本行、本行之任何分行及本行的台灣總行(下稱「O-Bank 集團」)，可於毋須事先通知借款人的情況下，分享關於本行為或與借款人承作的衍生性及/或結構性產品之交易(下稱「該等交易」)的資料及資訊(不論是交易、個人、信貸或其他的資料及資訊)(下稱「該等資料」)。此外，借款人授權 O-Bank 集團可於毋須事先通知借款人的情況下，以遵循所有香港或其他地方的適用法律、規則及規例為目的，將授予借款人關於該等交易的銀行授信之詳細資料(下稱「該授信資料」)披露或透露予本地或海外的主管當局及/或監管機構及/或信貸資料機構。特別是，但不限於，O-Bank 集團有權於毋須事先通知借款人的情況下，披露或透露該等資料及該授信資料予台灣的主管當局及/或監管機構及/或信貸資料機構，以符合所有法律、監管或其他要求。借款人謹此確認及同意，該等主管當局及/或監管機構及/或信貸資料機構有權可根據所有適用法律、規則及規例，處理、轉移或以其他方式處置已披露的該等資料及該授信資料，並 O-Bank 集團有權以遵循所有香港或其他地方的適用法律、規則及規例及/或就提供相關服務予借款人為目的，蒐集、處理及與台灣的主管當局及/或監管機構及/或信貸資料機構分享，其他台灣金融機構(包括其國際金融業務分行及海外分行)為或與借款人承作的該等交易之該等資料。

In the case that the Borrower is a sole proprietor or partnership,
如借款人為獨資經營者或合夥商號，

(vi) the Borrower acknowledges that in connection with the consideration of providing the Facilities to the Borrower, the Bank will be or has been provided with and considered a credit report relating to the Borrower provided by the Commercial Credit Reference Agency. The Borrower is entitled to make a data access request or data correction request under the Personal Data (Privacy) Ordinance by contacting the Commercial Credit Reference Agency.

(vi) 就本行考慮提供授信予借款人，借款人確認，本行將會或已經獲提供並參考一份由商業信貸資料庫提供有關借款人的信貸報告。根據個人資料（私隱）條例，借款人有權聯絡商業信貸資料庫，提出資料查詢之要求或資料更改之要求；及

(vii) from time to time, the Borrower may (on request of the Bank or otherwise) provide to the Bank personal data as defined in the Personal Data (Privacy) Ordinance and any other information. The Bank and its affiliates are hereby authorised to use that data or information for the purposes referred to in a notice relating to the Personal Data (Privacy) Ordinance given to the Borrower (the "Personal Data Notice") from time to time and to disclose such data or information to the persons referred to in that notice and to the affiliates and service providers of the Bank and its regulators for the purposes referred to in that notice. The Borrower agrees that its data or information may be transferred to, and processed and used in, a place outside Hong Kong by the Bank or any of the

affiliates or service providers of the Bank. The Borrower consents to the use of any of the personal data or information by the Bank or any of the affiliates or service providers of the Bank for the purpose of a matching procedure (whether or not with a view to taking any adverse action against the Borrower). For the avoidance of doubt, the Borrower acknowledges and confirms that the Borrower has received a copy of the Personal Data Notice which is also applicable to the officers of the Borrower and carefully read the same, and agrees to be bound by the terms therein.

(vii) (於本行要求時或其他原因)借款人應隨時向本行提供個人資料（私隱）條例中所定義之個人資料及任何其他資訊。本行及其附屬成員謹此獲授權依有關個人資料（私隱）條例而隨時給予借款人的通知書(下稱 "個人資料通知書")中所提述之目的使用有關資料或資訊，及向該通知書中所提述之人士及為該通告書中所提述之目的向本行之附屬成員、服務提供者及監管機構披露該資料及資訊。借款人同意其資料及資訊可能會被本行或任何其附屬成員或本行之服務提供者轉送至、處理及應用於香港以外地區。借款人同意本行或任何其附屬成員或本行之服務提供者使用任何該個人資料或資訊作核對程序之目的(無論是否為了採取不利於借款人之行動)。為免生疑問，借款人謹此確認及承認，借款人已收取了一份個人資料通知書的副本(個人資料通知書亦適用於借款人的高級人員)及詳細閱讀了其內容。借款人及其高級人員同意受個人資料通知書內之條款的約束。

(d) If the Borrower shall consist of more than one person（the "Co-Borrowers"）, each of the Co-Borrowers shall be entitled to utilize the full extent of the Facilities then available unless otherwise provided by the Bank. Notwithstanding the foregoing provision, the Bank shall be entitled to allocate the extent of the Facilities available to each of the Co-Borrowers in its absolute discretion provided that the aggregate of the extent allocated to the Borrower shall not exceed the full extent of the Facilities. Further, the Bank shall have right to revise, vary or modify the extent so allocated at any time and from time to time as the Bank shall consider fit.

(d) 如果借款人超過一人，每一借款人均可運用當時可供使用的授信總額(本行另有規定者除外)。儘管上述條文，本行有權絕對酌情分配授信額度予每一借款人使用，惟分配予借款人的授信額度的總和不得超逾授信的總額度。此外，本行如認為有需要，可隨時及不時修改、修訂、調整已分配予借款人的授信額度。

(e) If there are more than one Borrower, each of such Borrower shall be jointly and severally liable for the Facilities and the other obligations and liabilities of the Borrower under this Facility Letter and the Security Documents.

(e) 若借款人超過一人，每一借款人應對於授信以及其他借款人依據本授信書與擔保文件所生之義務與責任，負擔連帶與個別之責任。

(f) Each of the provisions of this Facility Letter is severable and distinct from the other and, if one or more of such provisions is or becomes illegal, prohibited, invalid or unenforceable in any jurisdiction, such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

(f) 本授信書之每一條款均與其他條款可分且有別，若有此等條款中之一條或多條在任何法域有不合法、被禁止、無效或無法執行之情形，此等被禁止或無法執行之部分不應影響本授信書中其他條款之效力，亦不影響此等條款在任何其他法域中之有效性與可執行性。

(g) In the event of any inconsistency between this Facility Letter and the Agreements, the provisions of this Facility Letter shall prevail unless the provisions in the Agreements provide the Bank with more extensive protections powers and rights than those herein. In such event, those provisions in the Agreements shall be prevailing.

(g) 若本授信書與約定書有任何不一致之處，本授信書之條款應優先適用，除非約定書的條款中賦予本行更大的保障，權力及權利，如屬此情況，則應以約定書的條文為準。

(h) Subject to prior notice to the Borrower, the Bank reserves the right to vary the terms and conditions of the Facilities or this Facility Letter, including without limitation, the basis of calculation of any interest, charges, commissions or fees.

(h) 在向借款人發出事先通知的前提下，本行保留權利更改授信或本授信書的條款，包括但不限於任何利息、收費、手續費或費用的計算基準。

(i) This Facility Letter is governed by and shall be construed in all respects in accordance with the laws of Hong Kong. The Borrower and the Bank hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong Courts but this Facility Letter may be enforced in the Courts of any competent jurisdiction.

(i) 本授信書應於各方面依據香港法律管轄與解釋。借款人與本行謹此不可撤回地接受香港法院非專屬管轄權管轄，但本授信書得於任一具司法管轄權之法院執行。

12. Definitions

12. 定義

"business day" means a day when banks are generally open for business in Hong Kong but excluding Saturdays and Sundays and any day on which typhoon signal No. 8 or above is hoisted or remains hoisted between 9:00 a.m. and 12:00 noon and is not lowered at or before 12:00 noon or on which a "black" rainstorm warning signal is hoisted or remains in effect between 9:00 a.m. and 12:00 noon and is not discontinued at or before 12:00 noon.
「營業日」係指在香港之銀行正常開門營業之日，但不包括星期六及星期日，亦不包括任何懸掛8號或以上之風球之日，或在早上9:00到中午12:00之間仍持續懸掛，且在中午12:00之前或之時並未降低之日，或是懸掛黑色暴雨警報，或在早上9:00到中午12:00之間仍持續生效，且在中午12:00之前或之時並未解除之日。

"Hong Kong" means the Hong Kong Special Administrative Region of the People's Republic of China.
「香港」係指中華人民共和國香港特別行政區。

"London Business Day" means a day when banks are generally open for business in London but excluding Saturdays and Sundays.
「倫敦營業日」係指在倫敦之銀行正常開門營業之日，但不包括星期六及星期日。

This Facility Letter together with the Agreements and other documents as provided by the Bank from time to time shall form an entire agreement in relation to the Facilities.
本授信書連同約定書及銀行不時提供之其他文件應構成有關授信之完整約定。

Kindly confirm your acceptance of the Facilities subject to and upon the terms and conditions of this Facility Letter by signing and returning to the Bank the Memorandum of Acceptance on the duplicate of this Facility Letter together with all required conditions precedents and documents as referred to in this Facility Letter.
煩請撥冗確認您接受本授信書所定之條件，請將本授信書副本上之承諾照會，連同本授信書所要求之所有先決條件及文件，簽署後擲回本行。

Unless the Borrower shall drawdown or utilize the Facilities within the deadline of the First Drawdown as specified in Part I of Annex A of this Facility Letter or such other deadline as agreed by the Bank in writing, the Facilities provided to the Borrower herein shall be revoked, cancelled and terminated in whole and the Bank shall cease to have any obligation to provide the Borrower with any of the Facilities herein.
除非借款人於本授信書附件A第I部分所載之首次動用期限(或經本行書面同意之其他期限)內開始動用或使用授信，否則，授信將被全部取消、刪除及撤銷，而本行亦再毋須為借款人提供任何的授信。

Yours faithfully,
謹此

For and on behalf of
O-Bank Co., Ltd.
代表
O-Bank Co., Ltd.

The Chinese version of this Facility Letter is for reference only. The English version of this Facility Letter shall prevail wherever there is a discrepancy between the English and the Chinese versions.
本授信書之中文版僅係參考之用。如本授信書之英文版及中文版間有差異時應以本授信書之英文版為準。

Memorandum of Acceptance
承諾照會

We, IGC Pharma Inc, hereby fully understand the contents of this Facility Letter and agree to accept the offer by O-Bank Co., Ltd. to make available to us the Facilities on and subject to the terms and conditions contained in this Facility Letter dated 5 June 2026 of which this is a true copy.
借款人，IGC Pharma Inc 完全瞭解本授信書之內容，並謹此同意接受O-Bank Co., Ltd.提供與借款人之要約，並遵守此一日期為2026年6月5日之授信書正本中所定之取得授信之條件。

For and on behalf of IGC Pharma Inc

代表 IGC Pharma Inc

____

Name(s) of Authorized Signatory(ies) :
授權簽署人名稱：
Date :
日期：

Chargor
按揭人

We, Bradbury Strategic Investment Fund A, hereby fully understand the contents of this Facility Letter and agree to act as chargor in connection with the Facilities on and subject to the terms and conditions contained in this Facility Letter dated 5 June 2026 of which this is a true copy.
本公司，Bradbury Strategic Investment Fund A，茲已完整了解本授信書之內容，且同意就此一日期為2026年6月5日之授信書正本所載之條件及條款擔任按揭人。

For and on behalf of Bradbury Strategic Investment Fund A

代表 Bradbury Strategic Investment Fund A

____
Name(s) of Authorized Signatory(ies):
授權簽署人名稱：
Date :
日期：

ANNEX A

附件A

Part I

第一部份

Particulars of Facilities

授信詳細資料

To: IGC Pharma Inc

Facility No 授信號碼 / Facility Content 授信內容	9014202600163
Facility Type 授信種類	短期擔保綜合額度 短期擔保放款
Facility Amount 授信金額	USD12,000,000.00
Availability Period 授信額度有效期間	2026.06.01 – 2027.05.31
Facility Period 授信期間*	自動用起算最長12個月 (首次動用不可超過授信額度起始日加計6個月，每筆動用之最後到期日不得超逾授信額度屆滿日加計6個月)
Drawdown Type 動用方式	循環動用
Interest Payment Schedule 繳息方式	依本案擔保品存單(款)利率 ＋1.2%，稅由借款人負擔
Repayment Schedule 還本方式	到期還本
Interest Payment Schedule 繳息方式	按月收息
Fee Rate 費率	Facility Fee USD60,000.00
Security(ies) 擔保品	1. 徵提 Bradbury Strategic Investment Fund A 持有之本行香港分行十足外幣定存單或活期存款設質予本行為擔保品。 2. 擔保維持率105%，當追繳維持率降至100%時，需於三個銀行營業日內補足擔保品或提前還款，使擔保維持率恢復回105%，匯率以貸放前一日收盤匯率折算之。 3. 存款分批設質，貸款分批動撥。
Other Terms and Conditions 其他條件	1. Security provider namely "Bradbury Strategic Investment Fund A" to place a 100% cash margin with O-Bank Co Ltd Hong Kong Branch. 2. Prior drawdown, 100% cash margin and the related interest to be pledged with us. 3. For every drawdown, USD40,000 shall be retained and withheld in account as sinking fund. 4. Drawdown limitation (i.e. USD1,000,000 each month maximum)

	5. Proper legal documentation with satisfactory opinion from US lawyers is required before loan drawdown. 6. If the first drawdown exceed 6 months but within the availability period, it can be proceed subject to our Bank's approval.

*

The actual Facility Period shall be subject to each drawdown document.
實際授信期間，則依各項動用書類文件為準.

**

The maturity date of each Facility ("Maturity Date")：
Loan Facility：The Maturity Date shall in no event exceed the final date of the Facility Period, without regard to any manner of drawdown adopted.
Facility of Bank Guarantee: Maturity Date shall in no event exceed the final date of three months immediately following the Facility Period, without regard to any manner of drawdown adopted.
授信之到期日
放款額度：無論採用何種動用方式，每筆授信的到期日不得逾"授信期間"
保證額度：無論採用何種動用方式，每筆保證的到期日不得逾"授信期間"加計三個月。

Collateral/Security 擔保品

The relevant Collateral/Security in connection with Facilities shall be subject to the relevant Collateral/Security Documents as agreed upon by the relevant parties.
授信相關擔保品係以相關當事人同意簽定之擔保物權契約為準.

Part II
第二部份

Security Documents
擔保文件

☑ the Bank's standard Master Loan and Security Agreement to be executed by the Borrower ;
本行制式由借款人簽署的貸款與擔保總約定書；

☑ the Bank's standard Charge over Deposit (Three-Party) to be executed by the Borrower and Bradbury Strategic Investment Fund A supported by board resolution ;
本行制式由董事會授權借款人及 Bradbury Strategic Investment Fund A 簽署的存款押記 (三方當事人)；

☑ such other security documents as the Bank may reasonably require from time to time.
其他本行不時合理要求的抵押文件。